Securities Act Registration No. 333- 192991
Investment Company Act Registration No. 811- 22922

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. 02	[X]
Post-Effective Amendment No.__	[ ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 02	[X]

(Check appropriate box or boxes.)

Aspiration Funds
(Exact Name of Registrant as Specified in Charter)

188 West Northern Lights Boulevard, Suite 920
Anchorage, AK 99503
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (614) 469-3280

Andrei Cherny, President, Aspiration Funds
188 West Northern Lights Boulevard, Suite 920
Anchorage, AK 99503

With copy to:
Steven R. Howard
Michelman & Robinson
800 Third Avenue, 24th Floor
New York, NY 10022

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

[ ]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Aspiration Flagship Fund

Ticker Symbol: ASPFX

PROSPECTUS DATED __________, 2014

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Aspiration Flagship Fund

A Series of the Aspiration Funds

TABLE OF CONTENTS

Fund Summary	Page
Aspiration Flagship Fund	_
Fund Details
Investment Objectives and Strategies	_
Investment Risks	_
Portfolio Holdings Disclosure	_
Management Of The Fund
Investment Adviser	_
Administrator, Distributor and Transfer Agent	_
Custodian	_
Your Account
Pricing Your Shares	_
How To Purchase Shares	_
How To Redeem Shares	_
Market Timing Policy	_
Dividends And Distributions	_
Taxes	_
Financial Highlights	_

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FUND SUMMARY

Aspiration Flagship Fund

Investment Objective: The primary investment objective of the Aspiration Flagship Fund (the "Fund") is to seek absolute return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	0.00%
Maximum deferred sales charge (load) (as a percentage of amount redeemed)	0.00%
Redemption fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.00%
Distribution (Rule 12b-1) fees	0.25%
Other expenses 1	1.29%
Acquired fund fees and expenses 2	1.22%
Total annual fund operating expenses	2.76%
Expense reimbursements	1.04%
Total annual fund operating expenses after fee waivers and expense reimbursements 3	1.72%

1	Other expenses are based on estimated amounts for the Fund's first fiscal year.

2
These are expenses indirectly incurred by the Fund as a result of investing in one or more underlying investment companies (i.e., fees the Fund pays as a shareholder of the underlying investment company).  Acquired fund fees and expenses are based on estimated amounts for the Fund's first fiscal year.

3
Aspiration Fund Adviser, LLC (the "Adviser") has signed an Expense Limitation Agreement (“Agreement”) with the Fund under which it agrees to limit annual fund operating expenses to 0.50% ("Maximum Operating Expense).  The Adviser will do this by waiving or reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, such as brokerage commissions when it buys or sells a security and expenses paid by the Fund (i.e., management fees, 12b-1 fees, etc.) when it invests as a shareholder in underlying investment companies, as mentioned in Footnote 2.  The Adviser has not agreed to waive or reimburse these indirect expenses, nor has the Adviser agreed to reimburse the Fund for any taxes it may pay.  Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund's annual fund operating expenses may actually exceed the Maximum Operating Expense Limit.  The Agreement cannot be terminated by the Adviser prior to ______, 2015 at which time the Adviser will determine whether to renew or revise the agreement.  The Board of Trustees may terminate the Agreement at any time.  Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the initial Agreement.

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Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$175	$758

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.    These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's investment return.

Principal Investment Strategies

The Adviser adheres to the philosophy that any well balanced wealth portfolio should include an allocation to alternative strategies.  The Fund seeks to deliver absolute risk-adjusted returns while providing investors with lower volatility than, and lower correlation with, traditional long-only equity and bond portfolios.  Unlike the Fund, a long-only portfolio owns or holds individual securities – it does not employ strategies such as selling short those securities anticipated to decline in value. The Fund is designed to complement traditional long-only equity and bond portfolios.

The Fund seeks to achieve its investment objective of absolute return by investing primarily in shares of registered investment companies, including open-end funds, exchange-traded funds ("ETFs") and closed-end funds that emphasize alternative strategies, such as funds that sell securities short; employ asset allocation, arbitrage and/or option-hedged strategies; or that invest in distressed securities, the natural resources sector, business development companies ("BDCs"), master limited partnerships ("MLPs") and/or real estate investment trusts ("REITs").

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In addition to employing alternative strategies such as those described above, the underlying funds may invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign); fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); or in any combination of the foregoing.  The Fund uses a flexible approach to selecting investments and is not limited by an underlying fund's investment style.

Manager of Managers Order

The Fund and the Adviser intend to request that the Securities and Exchange Commission ("SEC") grant an order (the "Order") that allows the adviser to hire and pay additional sub-advisers, if needed, without shareholder approval.  Until that Order is granted, shareholder approval is required before the Adviser hires a sub-adviser or sub-advisers. However, there is no guarantee that the Order will be issued.

Principal Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund's investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  You could lose money on your investment in the Fund, or the Fund could perform worse than other investments.  Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.  Below are the principal risks of investing in the Fund.

Correlation Risk. While the Adviser seeks to invest the Fund's assets in underlying funds that are uncorrelated with each other or with fixed income or equity indices, there can be no assurance that the Adviser's expectations regarding such limited correlations will prove correct. Underlying funds' correlations may be much higher in times of general market turmoil.

Investment Company Risk.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.   Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.

Allocation Risk.  In managing the Fund, the Adviser has the authority to select and allocate assets among underlying funds.  The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.

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Underlying Fund Concentration.  The Fund may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector may be affected by developments within that industry or sector.

Leveraging. An underlying fund may borrow money to increase its holdings of portfolio securities.  Leveraging can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.

Foreign Investing and Emerging Markets Risk.  The Fund may invest in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.   These risks are magnified in investments in emerging markets.  Some underlying fund investments may be denominated in foreign (non- U.S.) currencies.  There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar.

Convertible Securities Risk.  The Fund may invest in investment companies that invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.

Master Limited Partnership (MLP) Risk.  Investments in MLPs involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner's limited call right.

Business Development Company (BDC) Risk.  BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.  BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.

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High Yield Risk.  As a result of its investments in high yield securities (securities rated "BB" or below by S&P or "Ba" or below by Moody's) and unrated securities of similar credit quality (commonly known as "junk bonds"), the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities.

Liquidity Risk.  The Fund's investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.   Shares of an underlying fund held by the Fund in excess of 1% of the underlying fund's outstanding shares are considered illiquid.

Market Risk.  The Fund's investments will face risks related to investments in securities in general and the daily fluctuations in the securities markets.

Short Sale Risk. An underlying fund will suffer a loss if it sells a security short and the value of the security rises instead of falling.

Commodities Risk. An underlying fund may invest in commodities, and commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall with changes in the securities markets and, with respect to index-linked ETFs,  with changes in the value of an underlying index.  In addition, the price movement of an index-linked ETF may not track the underlying index and may result in a loss.

Distressed Companies Risk.  The risk associated with investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the Fund invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the Fund.

Alternative Asset Class Risk.  The Fund may invest in certain highly volatile alternative asset classes. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

Long/Short Selling Risk.  The Fund may invest in underlying funds that take long and short positions in different securities, and may invest in such underlying funds as a part of its principal investment strategy.  There are risks involved with selling securities short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The underlying fund may be required to pay a premium, dividend or interest.

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Arbitrage Risk. An arbitrage strategy has the risk that anticipated opportunities may fail to yield expected returns and that an underlying fund's manager may incorrectly identify market inefficiencies or mispricing of securities. To the extent an underlying fund engages in merger arbitrage, targeted reorganizations may be renegotiated or fail to close, resulting in losses to the underlying fund.

Derivatives Risk.  Derivative transactions, including options on securities and securities indices and other transactions in which an underlying fund may engage (such as futures contracts and options thereon and swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based.

Natural Resources Risk.  The Fund may invest in investment companies that invest primarily in the natural resources sector.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature, such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.

Equity Securities. The Fund may invest in investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.

Bonds and Other Fixed Income Securities. The Fund may invest in investment companies that invest in bonds and/or other fixed income securities.  Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

REITs.  A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, such as decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

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Management Risk.  The Fund has a limited history of operations for investors to evaluate.  In addition, the Adviser and Sub-Adviser have limited experience managing a mutual fund. The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser, and any sub-adviser, may not be able to continue to render services to the Fund.

Performance

Because the Fund has not commenced operations and does not have returns for a calendar year, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund's investment returns with a broad measure of market performance. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually.  Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.

Portfolio Management

Investment Adviser
Aspiration Fund Adviser, LLC

Sub-Adviser
Emerald Separate Account Management, LLC

Sub-Adviser Portfolio Managers

Joseph Besecker
Portfolio Manager
Since 6/2014

Joseph Witthohn
Portfolio Manager
Since 6/2014

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Buying and Selling Fund Shares
Minimum Initial Investment : $500 Minimum Additional Investment: $1.00

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC.   As a result, before investing in the Fund, you should carefully review the Fund's prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser's services (such as the Adviser's firm brochure or its advisory agreement with you).  You can buy or sell other shares of the Fund on any business day on which the Fund is open.  You can pay for shares via an Automated Clearing House (“ACH”) transfer from your bank.   For information about purchasing Fund shares, visit www.aspiration.com .

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.  However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

FUND DETAILS

Principal Investment Objectives and Strategies

Investment Objective

The Fund's investment objective is to seek absolute return.

Principal Investment Strategies

The Fund seeks to achieve its investment objective of absolute  return by investing primarily in shares of registered investment companies, including open-end funds, ETFs and closed-end funds that emphasize alternative strategies, such as funds that  sell securities short; employ asset allocation, arbitrage and/or option-hedged strategies; or that invest in distressed securities, the natural resources sector, business development companies ("BDCs"), master limited partnerships ("MLPs") and/or real estate investment trusts ("REITs").

In addition to employing alternative strategies such as those described above, the underlying funds invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign); fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); or in any combination of the foregoing.  The Fund uses a flexible approach to selecting investments and is not limited by an underlying fund's investment style. Some underlying funds may concentrate their investments in various industries or industry sectors and may use derivatives such as swaps, options, futures, foreign currency exchange contracts in their investment programs.

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The Adviser expects that it will select the investment companies in which the Fund invests based in part on an analysis of the past and projected performance and investment structure of the investment companies.  In addition, other factors may be considered, including, but not limited to, the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc.

The Adviser will monitor and respond to changing economic and market conditions and then, if necessary, rebalance the assets of the Fund.

Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund's investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. The principal risks associated with investing in the Fund are described below and in the Fund Summary at the beginning of this Prospectus.

Correlation Risk. While the Adviser seeks to invest the Fund's assets in underlying funds that are uncorrelated among each other or with fixed income or equity indices, there can be no assurance that the Adviser's expectations regarding such limited correlations will prove correct. Underlying funds' correlations may be much higher in times of general market turmoil.

Investment Company Risk.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.

Underlying Fund Concentration.  The Fund may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector may be affected by developments within that industry or sector.  Further, an underlying fund that concentrates its investments in a particular industry or sector is subject to greater risk than a fund that invests in a broader range of industries or sectors.  Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.

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Leveraging. An underlying fund may borrow money to increase its holdings of portfolio securities.  Leveraging can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.  The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed funds.

Foreign Investing and Emerging Markets Risk .  The Fund may invest in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.  If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.  Furthermore, the Fund may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.   Some underlying fund investments may be denominated in foreign (non- U.S.) currencies. The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.

Master Limited Partnership (MLP) Risk.  Investments in MLPs involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner's limited call right.  MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.  Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

Business Development Company (BDC) Risk.  BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities.  BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.  The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

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High Yield Risk.  As a result of its investments in high yield securities (securities rated "BB" or below by S&P or "Ba" or below by Moody's) and unrated securities of similar credit quality (commonly known as "junk bonds"), the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the Adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Liquidity Risk.  The Fund may not invest more than 15% of the value of its net assets in illiquid securities.  Liquidity risk exists when particular investments are difficult to sell.   Underlying funds whose shares are purchased by the Fund are obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days.  As a result, shares held by the Fund in excess of 1% of an underlying fund's outstanding securities will be considered illiquid and may not exceed 15% of the Fund's total assets.   The Fund's investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk.  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.  The Fund's investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall with changes in the securities markets and, with respect to index-linked ETFs,  with changes in the value of an underlying index.  In addition, the price movement of an index-linked ETF may not track the underlying index and may result in a loss.  Shareholders in the Fund bear both their proportionate share of the ETFs' expenses while continuing to pay the Fund's own investment management fees and other expenses. As a result, the Fund and its shareholders will, in effect, be absorbing duplicate levels of fees. In addition, certain ETFs utilize leverage which can magnify the gains or losses realized from their underlying investments.

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Derivatives Risk. A derivative instrument often has risks similar to its underlying asset and may also have additional risks. The Fund could experience a loss if an Underlying Fund’s derivative positions are poorly correlated with its other investments, or if it is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. The derivative instruments and techniques that underlying funds may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the Fund.

Options. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived options transaction may be unsuccessful because of market behavior or unexpected events.

Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments.  Most swap agreements are not entered into or traded on exchanges. OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated or if the reference index, security or investments do not perform as expected. Underlying funds' use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps."

Foreign currency forward exchange contracts. Foreign currency forward exchange contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Unanticipated changes in currency prices may result in losses to an underlying fund and poorer overall performance for the fund than if it had not entered into foreign currency forward exchange contracts.

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Short Sale Risk. An underlying fund will suffer a loss if it sells a security short and the value of the security rises instead of falling. In addition, an underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an underlying fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an underlying fund's short position will be available for purchase.

Commodities Risk. Certain underlying funds may invest in instruments linked to the prices of physical commodities, including commodity-linked notes. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

Distressed Companies Risk. The Fund may invest in investment companies concentrated in distressed companies. Distressed companies are those that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The risk associated with investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the Fund invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

REITs.  Investing in REITs exposes underlying funds to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages, in leases or in some combination of the foregoing. Operating REITs require specialized management skills and an underlying fund may indirectly bear REIT management expenses along with the direct expenses of the underlying fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended, in order to qualify for the tax-free pass through of income.

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Management Risk. The Fund has a limited history of operations for investors to evaluate. In addition, the Adviser and Sub-Adviser have limited experience in managing a mutual fund.  As a result, investors do not have a track record to consider with respect to the performance of the Fund or the Adviser.   The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser, and any sub-adviser, may not be able to continue to render services to the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

Investment Adviser

Aspiration Fund Adviser, LLC

Under the Fund's investment advisory agreement, the Adviser receives an annual advisory fee of 0.00% of the Fund's average daily net assets. In other words, the Adviser does not charge any management fees with respect to the Fund.   Only clients of the Adviser may invest in the Fund.  These advisory clients must establish an advisory relationship and open an individual advisory account with the Adviser before investing in the Fund.  The Adviser does not impose a set fee to manage individual advisory accounts.  Instead, advisory clients can pay the Adviser a fee in the amount they believe is fair to manage their individual advisory accounts.

Sub-Adviser

Emerald Separate Account Management, LLC (the "Sub-Adviser")

Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee equal to 30% of the fees received, in arrears, by the Adviser for advisory services provided to the Fund, calculated after the Adviser donates 10% of such fees to charity.

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Disclosure regarding the basis for the Board of Trustees' approval of the Investment Advisory and Investment –Sub-Advisory Agreements will be available in the Fund's first report to shareholders for the period ended [_________] .

Portfolio Management

The following individuals are employed by the Sub-Adviser and are primarily responsible for the day-to-day management of the Fund's portfolio.

Joseph Besecker.  President and Portfolio Manager of the Sub-Adviser.  Mr. Besecker is also Founder, Chairman, President and CEO of Emerald Asset Management, Inc. ("Emerald"), parent company to the Sub-Adviser.  Mr. Besecker has led Emerald since 1991.  Mr. Besecker has been a key investor and provided expertise to a number of early-stage venture capital projects.

Joseph Witthohn.  Vice President – Portfolio Manager for the Sub-Adviser.  Mr. Witthohn has been with Emerald since 2012.  Mr. Witthohn formerly was part of the Investment Strategy Group for Janney Montgomery Scott where he served as a Mutual Fund Analyst, ETF Analyst and Research Analyst.  Mr. Witthohn holds the Chartered Financial Analyst designation, earned his Masters of Science in Finance degree from Boston College's Carroll Graduate School of Management and his MBA from the University of New Hampshire's Whittemore School of Business and Economics.

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in the Fund.

Administrator, Distributor and Transfer Agent

Ultimus Fund Solutions, LLC serves as general and financial administrator for the Fund, and, in its capacity as transfer agent ("Transfer Agent") provides transfer agent and fund accounting services for the Fund.  Ultimus Fund Distributors, LLC ("Distributor"), distributes shares of the Fund.

Custodian

U.S. Bank National Association ("Custodian"), serves as custodian of the Fund's assets.

YOUR ACCOUNT

Pricing Your Shares

When you buy and sell shares of the Fund, the price of the shares is based on the Fund's net asset value per share ("NAV") next determined after the order is received.

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Calculating the Fund's NAV

The NAV is calculated at the close of trading of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time ("ET") except for the following days on which the share price of the Fund is not calculated:  Saturdays and Sundays; US national holidays including New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund. Only purchase orders received in good order by the Fund before 4:00 p.m. ET will be effective at that day's NAV.  On occasion, the NYSE will close before 4:00 p.m. ET.  When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.  The NAV of the Fund may change every day.

Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered.  Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership.  Call (800) 683-8529 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in "good order" unless you have provided all information required by the Fund's "Customer Identification Program" as described below.

Valuing Fund Assets

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations.  Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV.  The Fund generally uses pricing services to determine the market value of securities.

If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value the Fund's assets at their fair value according to policies approved by the Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund's fair value pricing guidelines.   The circumstances under which an underlying fund will use fair value pricing and the methods used are disclosed in the offering documents for the underlying fund, which may include the underlying fund's prospectus and statement of additional information.

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Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  While fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

How to Purchase Shares

Eligible Investors

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC.   The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.

Purchasing Shares

Shares may be purchased only through the Fund's website, www.aspiration.com, available 24 hours a day.   The minimum initial investment in the Fund is $500, and the minimum subsequent investment is $1.00.   Purchase orders received by the Fund in good order and accompanied by ACH transaction in the full amount of the purchase price before 4:00 p.m. ET (or before the NYSE closes, if it closes early) will be effective at that day's share price.  Purchase orders received by the Fund after those times are processed at the share price determined on the following business day.  You may invest any amount you choose, as often as you wish, subject to the minimum initial and subsequent investments described above.  The Fund reserves the right to waive these minimums.

Online Investor Requirements

The Fund is designed for online investors and requires its shareholders to consent to receive all Fund shareholder information electronically. Shareholder information includes, but is not limited to, prospectuses, shareholder reports, confirmations, Form 1099 tax statements, proxy solicitations and account statements.

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When you become a Fund shareholder, you certify that you have access to the Internet and a current email account, you acknowledge that you have the sole responsibility for providing a correct and operational email address, and you agree to notify the Fund immediately if your email address changes.  You may incur costs for Internet access to shareholder information and maintaining an email account.

If you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Fund immediately if your email address changes, the Fund may redeem your position in the Fund (to the extent that this redemption would be allowed under U.S. federal securities laws) and in any case will prohibit additional investments in the Fund, including reinvestment of dividends. The SEC staff has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Fund immediately if your email address changes.  However, should the SEC staff's position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.  If it becomes lawful to involuntarily redeem in these circumstances, the Fund will remind you of the involuntary redemption policy before giving effect to the revocation of your consent. If the Fund involuntarily redeems your shares, you may experience adverse tax consequences. If your shares are involuntarily redeemed, you will receive paper copies of all shareholder information until all of your shares have been redeemed and the proceeds have been credited to your account, or you have otherwise received the redemption proceeds.

Customer Identification Program: Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We also may ask to see your driver's license or other identifying documents.

If your purchase order is not received in good order , there may be a delay in processing your investment request and your assets may be uninvested pending receipt of the required information .  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.  If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

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Fund Direct Purchases

Shares of the Fund may only be purchased by clients of the Adviser. As a result, before investing in the Fund, you should carefully review the Fund's prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser's services (such as the Adviser's firm brochure or advisory agreement with you).   For information about opening an account and purchasing shares of the Fund, please visit www.aspiration.com , available 24 hours a day.  Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.

Other Purchase Information

The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person.  If your ACH does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund.  You also may be prohibited or restricted from making future purchases in the Fund.

How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below.  Redemption requests received by the Fund before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET) will be effective that day.  Redemption requests received by the Fund after the close of trading on the NYSE are processed at the NAV determined on the following business day.  Shares of the Fund may only be redeemed through www.aspiration.com .

The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell.  You may receive proceeds from the sale by direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in "Additional Information About Redemptions."  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time your redemption request is received.  In the event that a direct deposit is impossible or impractical, the redemption check will be sent by mail to the address of record on the designated account.

The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.

Medallion Signature Guarantee - Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public.  You should verify with the institution that it is an eligible guarantor prior to signing.  The recognized medallion program is Securities Transfer Agent Medallion Program (STAMP).  SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED.   The Transfer Agent has adopted standards for accepting signature guarantees. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

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If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. Transfer of ownership of Fund shares to the Aspiration Foundation of less than $50,000 may be made without the need for a signature guarantee.  If the name(s) or the address on your account has changed within  the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Call (800) 683-8529 for Medallion Signature Guarantee requirements.

Additional Information About Redemptions – The Fund will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within  five (5) business days.  However, when shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC , the Fund may suspend redemptions or postpone payment of redemption proceeds.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash.  However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the net assets of the Fund , the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Minimum Account Balance

Maintaining small accounts is costly for the Fund and may have a negative effect on the Fund’s investment performance. Shareholders are encouraged to keep their accounts above the Fund's minimum. The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $500. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. The above involuntary redemption constitutes a sale of Fund shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.

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Distribution of Shares

The Fund has adopted a plan under Rule 12b-1 promulgated under the Investment Company Act of 1940 that allows the Fund to pay distribution fees.  The Fund pays annual 12b-1 expenses of 0.25%.  All or a portion of this fee may be used as a shareholder servicing fee.  Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Fund currently is waiving this fee.

Market Timing Policy

The Fund is intended to be a long-term investment.  Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as "market timing," can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors.

Excessive short-term trading may (i) require the Fund to sell securities in the Fund's portfolio at inopportune times to fund redemption payments, (ii) dilute the value of shares held by long-term shareholders, (iii) cause the Fund to maintain a larger cash position than would otherwise be necessary, (iv) increase brokerage commissions and related costs and expenses, and (v) generate additional tax liability.  Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity.  Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods.  If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases.  Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions.  The Fund's response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor's trading history in the Fund.  While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request.  If cash payment is requested, a direct deposit normally will be mailed within five business days after the payable date.

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If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as "undeliverable" or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

TAXES

Distributions

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares.  This discussion is not intended or written to be used as tax advice.  Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).  Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Fund's distributions could vary in any given year.

The Fund will transmit to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year.  Income dividends and capital gains distributions also may be subject to state and local taxes.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain dividends of net investment income paid to a non-corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.

Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Fund owned for more than one year over the net realized losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.

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Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.  Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution.  Fund distributions will reduce the NAV per share.  Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.  This is commonly known as "buying a dividend."

Selling Shares

Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax.  For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates.  Short-term capital gains are taxed at ordinary income tax rates.  You or your tax adviser should track your purchases, tax basis, sales and exchanges and any resulting gain or loss.  If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

The Fund must report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of Fund shares ("Covered Shares"). Average Cost, which is the mutual fund industry standard, has been selected as the Fund's default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund's default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades.

Backup Withholding

By law, you may be subject to backup withholding (currently at a rate of 28%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (i) this number is correct, (ii) you are not subject to backup withholding, and (iii) you are a US person (including a US resident alien).  You also may be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of your distributions or proceeds.  You should be aware that the Fund may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided.  In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

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Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes.  In general, these plans or accounts are governed by complex tax rules.  You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Medicare Tax

An additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and gains from selling, redeeming or exchanging your shares.

FINANCIAL HIGHLIGHTS

Financial information about the Fund is not provided because, as of the date of this prospectus, the Fund has not yet commenced operations.

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Investment Adviser Aspiration Fund Adviser, LLC 9200 W. Sunset Blvd. Los Angeles, CA 90069
To Learn More
Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual report to shareholders. The annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's investment return during its last fiscal year.

Call the Fund at (800) 683-8529 between the hours of 8:30 a.m. and 5:30 p.m. Eastern time on days the Fund is open for business to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Investment Company Act #811- 22922

Sub-Adviser Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17601

Custodian U.S. Bank National Association 425 Walnut Street Cincinnati, OH 45202

Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 800 Westpoint Boulevard, Suite 1100 Westlake, OH 44145

Fund Counsel Michelman & Robinson 800 Third Avenue, 24th Floor New York, NY 10022

Independent Trustee Counsel Michelman & Robinson 800 Third Avenue, 24th Floor New York, NY 10022

Distributor Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

For Additional Information, call (800) 683-8529

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Aspiration Flagship Fund
Ticker Symbol: ASPFX

A series of ASPIRATION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

[______2014 ]

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of Aspiration Flagship Fund (the "Fund"). This SAI should be read in conjunction with the prospectus dated _______, 2014 .  A copy of the prospectus can be obtained at no charge by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com .  The Fund's prospectus ("Prospectus") is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND THE FUND

Aspiration Funds (the "Trust") is an open-end management investment company established as a Delaware statutory trust by an Agreement and Declaration of Trust dated October 16, 2013 (the "Trust Agreement").  The Trust commenced operations on [_______]. The Trust Agreement permits the Board of Trustees ("Trustees," "Board of Trustees" or "Board") to authorize and issue an unlimited number of shares of beneficial interest of separate series.  This Statement of Additional Information relates to the Aspiration Flagship Fund (the "Fund"), a series of the Trust. The investment adviser to the Fund is Aspiration Fund Adviser, LLC (the "Adviser").   The Fund is sub-advised by Emerald Separate Account Management, LLC (the “Sub-Adviser”).

The Fund is a diversified fund.

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing Your Shares" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks of the Fund are discussed in the Prospectus.  The Fund invests in other registered investment companies ("Underlying Funds").  This section contains a more detailed discussion of some of the investments the Fund and the Underlying Funds may make, some of the techniques the Underlying Funds may use and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Other Investment Companies

The Fund will invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds ("ETFs"), open-end and closed-end investment companies, real estate investment trusts and passive foreign investment companies.

ETFs are typically not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, the Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF's price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF's performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for "aggregation units" of 50,000 shares) are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Underlying Funds may seek to invest in countries that do not permit, or that place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. The Underlying Funds may also may invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of a registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days.  The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Equity Securities

Equity securities consist of common stock, securities convertible into common and preferred stock, rights, warrants, income trusts and Master Limited Partnerships ("MLPs"). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and MLP units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of an adviser. As a result, the return and net asset value of the Underlying Funds will fluctuate. Securities in each Underlying Fund's portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Underlying Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Fixed Income Securities

Yields on fixed income securities, which include preferred stock (discussed in more detail below), are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in portfolios of Underlying Funds are paid in full at maturity.

The corporate debt securities in which the Underlying Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

The following are some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes, and they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will affect the market value of the debt securities of that issuer. Moreover, fixed income securities may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Underlying Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Legal Risk.  An issuer's ability to pay on a debt obligation may be adversely affected by the application of law.  Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.

Prepayment Risk. Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of Underlying Funds. At times, some of the mortgage-backed securities in which the Underlying Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Underlying Funds to experience a loss equal to any unamortized premium.

High Yield Securities

An Underlying Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. Risks of investing in such securities include:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, an Underlying Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Underlying Fund's investments in lower rated securities.

Depositary Receipts

The Underlying Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are receipts issued by a bank or trust company evidencing, ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs.

Foreign and Emerging Markets Investments

Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, potentially less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

Underlying Funds also will invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). The Adviser includes within its definition of an emerging market country, any country  included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also may have different clearance and settlement procedures, and in certain markets there have been times when settlements  have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund are uninvested and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to an Underlying Fund of any restrictions on investments.

An Underlying Fund may  invest in frontier market countries. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Participatory Notes

An Underlying Fund may also invest in participatory notes.  Participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative that generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with an Underlying Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and an Underlying Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Foreign Currency and Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, an Underlying Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. An Underlying Fund incurs expenses in converting assets from one currency to another.

Forward Contracts. An Underlying Fund may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("forward contracts") for hedging purposes, either to "lock-in" the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Underlying Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. An Underlying Fund also may into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency ("cross hedging"). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk. Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which an Underlying Fund may invest. This may limit an Underlying Fund's ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. An adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. An Underlying Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. An Underlying Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Underlying Fund's position, an Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by an Underlying Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Additional Risk Factors. As a result of its investments in foreign securities, an Underlying Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Underlying Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where an adviser believes that the applicable rate is unfavorable at the time the currencies are received or an adviser anticipates, for any other reason, that the exchange rate will improve, an Underlying Fund may hold such currencies for an indefinite period of time. In addition, an Underlying Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Underlying Fund is exercised or the Underlying Fund is unable to close out a forward contract. An Underyling Fund may hold foreign currency in anticipation of purchasing foreign securities.  An Underlying Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of an adviser, it is in the best interest of the Underlying Fund to do so. In such instances as well, the Underlying Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time. While the holding of currencies will permit an Underlying Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Underlying Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Underlying Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Underlying Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

Master Limited Partnerships

An Underlying Fund may invest in limited partnerships in which the ownership units are publicly traded. MLP units are registered with the Securities and Exchange Commission ("SEC") and are freely traded on a securities exchange or in the over-the-counter market. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like an Underlying Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis. Some distributions received by an Underlying Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs' distribution policies. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would result in higher interest expense. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Business Development Companies ("BDCs")

BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), whose shares are typically listed for trading on a U.S. securities exchange.  BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC's investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

An underlying fund investing in a BDC will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the underlying fund.

Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising.  As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.  Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.  Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their NAV.

Certain BDCs in which an underlying fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility.  In addition, a BDC's common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser or Sub-Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.

Options

An Underlying Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

An Underlying Fund may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Underlying Fund is obligated as a writer. Transactions using options (other than options that an Underlying Fund has purchased) expose an Underlying Fund to an obligation to another party. An Underlying Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. An Underlying Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Underlying Fund's custodian in the prescribed amount. Under current SEC guidelines, an Underlying Fund will segregate assets to cover transactions in which the Underlying Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of an Underlying Fund's assets to cover or segregated accounts could impede portfolio management or an Underlying Fund's ability to meet redemption requests or other current obligations. A call option is "covered" if an Underlying Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if an Underlying Fund maintains appropriate liquid securities with a value equal to the strike price or holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Underlying Fund. A put option is "covered" if an Underlying Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by an Underlying Fund is recorded as an asset of the Underlying Fund and its obligation under the option contract as an equivalent liability. An Underlying Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by an Underlying Fund is exercised or closed out, the Underlying Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Underlying Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by an Underlying Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact an Underlying Fund's after-tax returns.

Other Derivatives

An Underlying Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Underlying Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. An Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Certain investment strategies of an Underlying Fund described above may be deemed to involve the issuance or sale of a senior security by an Underlying Fund which require the Underlying Fund to enter into offsetting transactions or to segregate assets in amounts that would cover its potential liabilities consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  The Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA"), and the rules of the Commodity Futures Trading Commission ("CFTC") promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

Commodity Sector Risk

An Underlying Fund may invest in commodities.  Exposure to the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities.  The prices of commodity-linked derivative securities may be affected by changes in overall market movements, changes in interest rates and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as commodity index volatility generally.  The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.  The commodity-linked securities in which an Underlying Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Underlying Fund's share value to fluctuate.

Restricted and Illiquid Securities

The Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Underlying funds whose shares are purchased by the Fund are obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days.  As a result, shares held by the Fund in excess of 1% of an underlying fund's outstanding securities will be considered illiquid and may not exceed 15% of the Fund's total assets.   Subject to the oversight of the Trust's Board of Trustees, the Adviser and Sub-Adviser determine and monitor the liquidity of portfolio securities.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The Underlying Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Board of Trustees.

Certificates of Deposit, Bankers' Acceptances and Time Deposits

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like certificates of deposits, time deposits earn a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Commercial Paper

The Fund and the Underlying Funds may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Fund and Underlying Funds may only invest in commercial paper rated at least "Prime-2" or better by Moody's or rated "A-2" or better by S&P or, if the security is unrated, the adviser determines that it is of equivalent quality.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to an Underlying Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the adviser may incorrectly analyze the security, resulting in a loss to an Underlying Fund.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Fund does not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings. In addition, the percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

U.S. Government Securities

An Underlying Fund may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

Repurchase Agreements

To maintain liquidity, the Fund and the Underlying Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which a party purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed upon market interest rate effective for the period of time during which the purchaser holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least 102 % of the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The purchaser's risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund and the Underlying Funds intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees.

Arbitrage

An Underlying Fund may use any of merger arbitrage, convertible arbitrage or capital structure arbitrage as an investment strategy.  The strategies and their associated risks are as follows:

Merger Arbitrage.  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  The most common merger arbitrage activity involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.   The main risk associated with this strategy is deal risk.  Deal risk includes all the factors that could prevent or delay the closing of the applicable deal, such as a rise in interest rates that adversely affects key financing, material changes to the target company's financial condition, or unforeseen litigation against the target company.

Convertible Arbitrage.  Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock.   Portfolios employing this strategy face risks associated with investing in convertible securities, such as credit risk, interest rate risk and call risk.  Such portfolios also face manager risk – the risk that the manager may incorrectly value a convertible bond and/or short an incorrect amount of stock.

Capital Arbitrage.  Capital arbitrage attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, an Underlying Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.   Portfolios employing this strategy face risks associated with the securities purchased as well as manager risk – the risk that the manager may incorrectly value the securities purchased and/or shorted.

Borrowing

The Fund may borrow money from a bank equal to 33 1/3% of its total assets for cash management or investment purposes. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Temporary Defensive Position

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing or holding non-publicly offered debt instruments in accordance with its investment objectives and policies. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the US government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

SHARES OF THE FUND

The Fund offers one class of shares. See "Fees and Expenses" in the Fund's "Fund Summary," in the Prospectus.

The Fund has adopted a distribution and service plan allowed under Rule 12b-1 under the 1940 Act ("Shareholder Services Plan") that authorizes the Fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.  Under the Shareholder Services Plan, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of the Fund's average daily net assets in return for providing a broad range of shareholder services.

How to Purchase Shares

Shares of the Fund may only be purchased by clients of the Adviser. For information about opening an account and purchasing shares of the Fund, please visit www.aspiration.com , available 24 hours a day.  Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.

How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below.  Redemption requests received by the Fund before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day.  Redemption requests received by the Fund after the close of trading on the NYSE are processed at the NAV determined on the following business day.  Shares of the Fund may only be redeemed through www.aspiration.com .

Additional Purchase and Redemption Information

Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Board of Trustees. If payment is made in securities, the Fund will value the securities in the same manner in which it computes its NAV. Generally, all redemptions will be for cash. However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the nest assets of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Fund's Board of Trustees. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Trust.

The following table provides information regarding each Trustee is not an "interested person" of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth1	Position(s) Held with the Trust2	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Jack H. Jacobs (1945)	Trustee	Indefinite/February, 2014 to present	Co-Chariman, Congressional Medal of Honor Foundation, 2000 to present; McDermott Chair of Politics, United States Military Academy, 2005 to present.	1	S.E.D. International; Paragon Technologies
Xavier A. Gutierrez (1973)	Trustee and Chairman	Indefinite/February, 2014 to present	Chief Investment Officer, Meruelo Group (diversified holding company), 2010 to present; President and Chief Investment Officer, Meruelo Investment Partners (private equity investments and private investments; Meruelo Group investment affiliate), 2010 to present; Principal & Managing Director, Phoenix Realty Group (real estate private equity firm), 2003 to 2010.	1	Sizmek, Inc.

1	The mailing address of each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
2	The Trust consists of the Aspiration Flagship Fund.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth1	Position(s) Held with the Trust2	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Joseph Sanberg (1979)	Trustee	Indefinite/February, 2014 to present	Investor, 2009 to present.	1	None
Andrei Cherny (1975)	President	Indefinite/February, 2014 to present
Chief Executive Officer, Aspiration Fund Adviser, LLC, 2013 to present; Chair, Board Member and President, Democracy: A Journal of Ideas, 2009 to present; Managing Director, Burson-Marsteller (public relations and communications firm), 2012-2013; Senior Adviser, Burson-Marsteller, 2010-2012.
				NA	NA
David Carson (1958)	Chief Compliance Officer	Indefinite/February, 2014 to present
Vice President-Director of Client Strategies, Ultimus Fund Solutions, LLC, 2013 to present; Chief Compliance Officer and Anti-Money Laundering Officer, The Huntington Funds (mutual fund) 2005 to 2013; Chief Operating Officer, The Huntington Funds, 2008 to 2013; Vice President, The Huntington Bank, 2001 to 2013.
				NA	NA
Robert G. Dorsey (1957)	Vice President	Indefinite/February, 2014 to present	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, 1999 to present.	NA	NA

Stephen L. Preston (1966)	Assistant Vice President and AML Compliance Officer	Indefinite/February, 2014 to present
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants, 2010 to 2011; Chief Compliance Officer at INTL Trading, Inc., 2008 to 2010; Chief Compliance Officer at FSC Securities Corporation/Advantage Capital Corporation, 2003 to 2008.
				NA	NA
Mark J. Seger (1962)	Treasurer	Indefinite/February, 2014 to present	Co-Founder and Managing Director of Ultimus Fund Solutions, LLC, 1999 to present.	NA	NA
Theresa M. Bridge (1969)	Assistant Treasurer	Indefinite/February, 2014 to present	Vice President, Director of Fund Accounting of Ultimus Fund Solutions, LLC, 2000 to present.	NA	NA
Tina H. Bloom (1968)	Secretary	Indefinite/February, 2014 to present	Director of Fund Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC, officer of both companies since 2006.	NA	NA
Wade R. Bridge (1968)	Assistant Secretary	Indefinite/February, 2014 to present	Director of Administration of Ultimus Fund Solutions, LLC and Vice President Ultimus Fund Distributors, LLC, officer of both companies since 2002.	NA	NA
Patricia M. Bruns (1988)	Assistant Secretary	Indefinite/February, 2014 to present	Fund Administration Attorney at Ultimus Fund Solutions, LLC, 2013 to present; Graduate, Cum Laude, of the Catholic University of America, Columbus School of Law, May 2013.	NA	NA

1	The mailing address of each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
2	The Trust consists of the Aspiration Flagship Fund.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2013 in the Fund.   None of these Trustees own any shares of the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee1
Joseph Sanberg	None	None
Jack H. Jacobs	None	None
Xavier A. Gutierrez	None	None

1	The Trust consists of the Aspiration Flagship Fund.

Trustee Compensation

Trustees who are deemed "interested persons" of the Trust receive no compensation from the Fund. The Trust has no retirement or pension plans. The following table describes the estimated compensation to be paid to the Trustees for the Trust's first full fiscal year.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Trust1
Joseph Sanberg	$0	0
Jack H. Jacobs	$10,000	$10,000
Xavier A. Gutierrez	$10,000	$10,000

1	The Trust consists of the Aspiration Flagship Fund .

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Two of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The Chairman of the Board of Trustees is Xavier Gutierrez , who is an independent trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the investment advisers providing management services to the Fund, as well as quarterly reports from the Trust's Chief Compliance Officer ("CCO") and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to the Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations.

The Board reviews its structure and the structure of its committees annually. The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.

All of the independent Trustees are members of the Audit Committee. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust's auditor, CCO and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least one regularly scheduled meeting each fiscal year.

The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees and reviews committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust's address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. The Committee holds at least one regularly scheduled meeting each fiscal year. All of the independent Trustees are members of the Committee.

Board Oversight of Risk

The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser, the Sub-Adviser or other service providers, subject to supervision by the Adviser. The Audit Committee and the Board oversee efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust's Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Fund. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Below is additional information concerning each particular Trustee and their attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Xavier Gutierrez has more than 15 years' experience in the investment management industry and has extensive experience in both public and private markets, as well as real estate private equity experience.  Mr. Gutierrez has served on a number of corporate and non-profit boards and has excellent strategic management skills, as well as an ability to work effectively with other Board members and management.   Mr. Gutierrez serves as Chairman of the Board of Trustees.

Jack Jacobs has held and currently holds important leadership and management positions in the U.S. Military and the private sector.  Col. Jacobs brings accounting experience to the Board, as well as years of experience serving on corporate and non-profit boards.  Mr. Jacobs has excellent communications skills and brings a diversity of viewpoint, background and experience to the Board.  Mr. Jacobs serves as Chairman of the Audit Committee and is the Audit Committee financial expert.

Joseph Sanberg is a public and private sector investor and entrepreneur based in Los Angeles, CA.  His strategic planning, organizational and leadership skills help the Board establish long-term goals for the Fund and develop processes for overseeing Trust policies and procedures.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the principal underwriter have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of the Code from the SEC's EDGAR website, available at http://www.sec.gov, or by calling the Fund at (800) 683-8529 .

DISTRIBUTION

Financial Intermediaries

The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with Ultimus Fund Distributors, LLC ("Distributor"). The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser's promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as "additional cash compensation" and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund.  Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as "platform access fees"); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services. Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of the date of this SAI, the Fund has not commenced operations. Therefore, none of the Trustees or officers own any of the shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

Aspiration Fund Adviser, LLC serves as the investment adviser to the Fund. The Adviser's principal place of business is 9200 W. Sunset Blvd., Los Angeles, CA 90069 .  The Adviser was recently formed for the purpose of advising the Fund, and as of March 1, 2014 , had no assets under management and advisement. Under the terms of the Trust's management agreement with the Adviser ("Management Agreement"), the Adviser is subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. The Fund pays no fees to the Adviser as compensation for management services.

The Management Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days' written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser ensures compliance with the Fund's investment policies and guidelines, but has delegated day-to-day investment decisions for the Fund to the Sub-Adviser.

The Sub-Adviser

The Adviser has engaged Emerald Separate Account Management, LLC to serve as Sub-Adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser.  The Sub-Adviser's principal place of business is 3175 Oregon Pike, Leola, PA 17540.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions.  The Sub-Adviser is paid by the Adviser, not the Fund.

Portfolio Manager Holdings

The following table indicates for the Fund the dollar range of shares beneficially owned by the Fund's portfolio managers as of January 31, 2014. However, because the Fund is new, the portfolio managers do not own any shares of the Fund as of the date of this Statement of Additional Information. In addition, as of the date of this Statement of Additional Information, there is no information to report regarding the dollar range of shares beneficially owned in aggregate of the Fund by each of the portfolio managers.

Individual	Title		Dollar Range of Shares in the Fund
		None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Joseph Besecker	Portfolio Manager	X
Joseph Witthohn	Portfolio Manager	X

Other Portfolio Manager Information

The portfolio managers also are responsible for managing other account portfolios in addition to the Fund.  A portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, another account managed by the same portfolio manager may compensate the Adviser or Sub-Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser or Sub- Adviser to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities.  Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser or Sub-Adviser .

Investors in the Fund must be clients of the Adviser, and the Adviser's advice is limited to advising such clients to invest in the Fund.  Because the investment strategy for the Fund and client investment strategies are identical, and because the Fund is the only other client of the Adviser, the Adviser does not believe that material conflicts of interest exist between the investment strategy of the Fund and the strategies of other accounts managed by the portfolio managers.

The Sub-Adviser does manage other accounts and investment vehicles.  However, the Sub-Adviser has adopted policies and procedures that seek to mitigate conflicts and to ensure that all clients are treated fairly and equally.  Investment decisions for the Fund are made by the Sub-Adviser with a view to achieving its investment objective.  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Sub-Adviser. Investment decisions are a product of many factors. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Client trades are typically aggregated under its trading procedures for similar types of accounts – i.e. those with full discretion, directed brokerage clients, directed investment policy and/or restrictions, and funds with daily cash flow differences (usually mutual funds with daily inflows or outflows such as the Fund). These similar accounts will participate in bunched trades with the price averaged among the accounts. Execution among the different types of accounts rotates on an ongoing basis so that over time each type of account executes first, and then second, and then third, and so forth, so that all accounts ultimately receive equal trading treatment.  A particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for each portfolio manager as of January 31, 2014.

		Number of Accounts		Assets Under Management
	Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Joseph Besecker	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	5	0	$3,640,561	0
	Total	5	0	$3,640,561	0

		Number of Accounts		Assets Under Management
	Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Joseph Witthohn	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	1	0	$4,750,987	0
	Other Accounts	5	0	$5,077,828	0
	Total	6	0	$9,828,815	0

Portfolio Manager Compensation

The Sub- Adviser compensates each portfolio manager for his management of the Fund. The portfolio manager's compensation consists of a fixed salary and a discretionary quarterly bonus.  The quarterly bonus is not based on the investment performance of the Fund's portfolio.  Instead, the quarterly bonus is based on an overall review and assessment of the portfolio manager's job performance .

Fund Services

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 serves as general and financial administrator ("Administrator") for the Fund, and also serves as Transfer Agent and Fund Accounting Agent for the Fund.  The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent and Administrator are paid by the Fund.

The Administrator also provides compliance services, including the services of the Trust’s CCO, as well as financial controls services and business management and governance services for the Fund. Services are provided to the Fund pursuant to written agreements between the Fund and the Trust . The fees are paid by the Fund.

Distributor

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (the "Distributor") provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers have no role in determining the Fund's investment policies or which securities to buy or sell. The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

Custodian

US Bank NA ("Custodian") serves as the Fund's custodian.  The Custodian acts as the Trust's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust's request and maintains records in connection with its duties.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Boulevard, Suite 1100, Westlake, Ohio 44145 has been selected as independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2015 in accordance with the requirements of the 1940 Act and the rules thereunder. Cohen Fund Audit Services, Ltd., will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, the Sub- Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Sub- Adviser. In selecting broker-dealers to use for such transactions, the Sub- Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker's reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Sub- Adviser will use knowledge of the Fund's circumstances and requirements to determine the factors that the Sub- Adviser takes into account for the purpose of providing the Fund with "best execution." In selecting qualified broker-dealers to execute brokerage transactions, the Sub- Adviser may consider broker-dealers who provide or procure for the Sub- Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Sub- Adviser's clients and accounts under the management of the Sub- Adviser and may not benefit directly the Fund. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Sub- Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.

Because the Fund is new, it did not pay any brokerage commissions in the last fiscal year.

The Fund will not disclose (or authorize its Custodian, Administrator or Distributor to disclose) portfolio holdings information to any person or entity except as follows:

•
To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust's Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;
•	To mutual fund rating or statistical agencies or persons performing similar functions;
•	Pursuant to a regulatory request or as otherwise required by law; or
•	To persons approved in writing by the CCO.

The Fund will disclose portfolio holdings quarterly, in the annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.  The Fund makes portfolio holdings available, by request, 30 days after month end. Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Adviser , Administrator and Custodian and on an as-needed basis to other third parties providing services to the Fund. The Sub- Adviser, Administrator and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund will disclose portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, typesetting and edgarizing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Sub-Adviser , the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Sub- Adviser, or any affiliated person of the Fund or the Sub- Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Sub- Adviser, and any affiliated persons of the Sub- Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund's Sub- Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holdings and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price of the shares is based on the Fund's net asset value per share ("NAV").  The NAV is determined at the close of trading of the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time ("ET") except for the following days on which the share price of the Fund is not calculated: Saturdays and Sundays; U.S. national holidays including New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For a description of the methods used to determine the NAV, see "Calculating the Fund's NAV" in the Prospectus.

Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when it is determined that such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last available quotation. When (i) market quotations are not readily available, (ii) the market quotation or the price provided by the pricing service does not accurately reflect the current market value, (iii) restricted or illiquid securities are being valued, or (iv) an event occurs after the close of trading (but prior to the time the Fund's NAV is calculated) that materially affects fair value, securities are valued as determined in good faith by the, Fair Value Committee established by the Board of Trustees in conformity with policies adopted by and subject to review of the Board of Trustees.   The circumstances under which an Underlying Fund will use fair value pricing and the methods used are disclosed in the offering documents for the Underlying Fund, which may include the Underlying Fund's prospectus and statement of additional information.

Fixed income securities, including short-term investments with maturities of less than 61 days when acquired, are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board of Trustees, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities.  If the Sub- Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fair Value Committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder's specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of their net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder's applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of net realized capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in the shareholder's Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation. Should additional series, or funds, be created by the Trustees, the Fund would be treated as a separate tax entity for federal tax purposes.

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction."  A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board.   Pursuant to the Sub-Investment Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser delegated proxy voting responsibility to the Sub-Adviser.  The Sub- Adviser  has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Board of Trustees. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Sub- Adviser's interests will be resolved in the Fund's favor pursuant to the Proxy Policy. The Sub- Adviser's proxy voting policies and procedures are attached as Appendix A.

MORE INFORMATION. Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707 , Cincinnati, OH 45246-0707, or by calling the Trust at (800) 683-8529 . Since the Fund has not commenced operations, there have been no proxy votes.  In the future, information about how the Fund votes proxies relating to portfolio securities for each 12 month period ending June 30 will be available without charge, upon request, by calling the Trust at (800) 683-8529 or visiting www.aspiration.com and on the SEC's website at http://www.sec.gov.

FINANCIAL STATEMENTS

The Fund's audited financial statements will be incorporated by reference herein after each January 31 fiscal year end once the Fund commences operations.

APPENDIX A

Emerald Separate Account Management, LLC
Proxy Voting Policy and Procedures

EMERALD SEPARATE ACCOUNT MANAGEMENT, LLC

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EMSAM’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
a.	Compensation
b.	Corporate Expansion
c.	Dividend Policy
d.	Free Cash Flow
e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
f.	Preserving Integrity

In voting proxies, EMSAM will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EMSAM will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

x Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

x Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

x Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

x Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

x Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

x Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

x Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

x Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants: EMSAM will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EMSAM will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EMSAM normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EMSAM will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such rest rictions and vote For shareholder proposals to eliminat e them.

B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rathertheir terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareho lder Rights Plans, and vote For Shareho lder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EMSAM adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.

Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares.

EMSAM will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.

Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b. Creation of new classes of stock.

Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.

Resolution: EMSAM would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c. Directors and Management Liability and Indemnification.

These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.

Resolution: On a case by case basis, EMSAM votes Against attempts by management to eliminat e directors and management liability for their duty of care.

d. Compensation Plans (Incentive Plans)

Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.

Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e. Greenmail

EMSAM would not support management in the payment of greenmail.

Resolution: EMSAM would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f. Cumulative Voting

Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve sp ecial interest s and not those of shareholders, therefore EMSAM will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g. Proposals Designed to Discourage Mergers & Acquisitions In Advance

These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.

Resolution: EMSAM will vote Against proposals that would discourage the most productive use of corporate assets in advance.
h. Confidential Voting

A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i. Disclosure

Resolution: EMSAM will vote Against proposals that would require any kind of unnecessary disclosure of business records. EMSAM will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j. Sweeteners

Resolution: EMSAM will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k. Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.

Resolution: On a case by case basis, EMSAM will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l. Equal Access to Proxy Statements

EMSAM supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement.

Resolution: EMSAM will support any proposal calling for equal access to proxy statements.

m. Abstention Votes

EMSAM supports changes in the method of accounting for abstention votes.

Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast.

Resolution: EMSAM will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A. Human Rights
B. Nuclear Issues
C. Defense Issues
D. Social Responsibility

EMSAM, in general supports the position of management. Exceptions to this policy Include:

1. South Africa
EMSAM will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2. Northern Ireland
EMSAM will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EMSAM may manage a variety of corporate accounts that are publically traded. EMSAM will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

PART C
OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a)(1) Articles of Incorporation. Copy of Registrant's Amended and Restated Declaration of Trust is filed herewith.

(b) By-Laws. Copy of Registrant's By-Laws is incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed December 20, 2013 (File No. 333-192991).

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(d.1)	Investment Advisory Contract. Investment Advisory Contract is filed herewith.
(d.2)	Sub-Advisory Contract. Sub-Advisory Contract is filed herewith.

(e) Underwriting Contracts. Distribution Agreement is filed herewith.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreement. Custody Agreement is filed herewith.

(h) Other Material Contracts.

(h.1)	Transfer Agent and Shareholder Services Agreement. Transfer Agent and Shareholder Services Agreement is filed herewith.
(h.2)	Fund Accounting Agreement. Fund Accounting Agreement is filed herewith.
(h.3)	Administration and Compliance Agreement. Administration and Compliance Agreement is filed herewith.
(h.4)	Expense Limitation Agreement. Expense Limitation Agreement is filed herewith.

(i) Legal Opinion. Legal Opinion and Consent to be filed by amendment.

(j) Other Opinions.  Auditor's Consent to be filed by amendment.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor is filed herewith.

(m) Rule 12b-1 Plan. Filed herewith.

(n) Rule 18f-3 Plan. Filed herewith.

(o) Reserved.

(p) Code of Ethics.

(p.1)	Code of Ethics of the Registrant. Filed herewith.
(p.2)	Code of Ethics of the Adviser. Filed herewith.
(p.3)	Code of Ethics of the Principal Underwriter. Filed herewith.
(p.4)	Code of Ethics of the Sub-Advisor. Filed herewith.

(q) Powers of Attorney.  Filed herewith.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant's Agreement and Declaration of Trust, which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

Aspiration Fund Adviser, LLC, 9200 Sunset Boulevard, Los Angeles, California 90069, is registered as an investment adviser.  Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser's Form ADV, file number 801-79157.  Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter.

Ultimus Fund Distributors, LLC is underwriter and distributor for the Registrant.  The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or "FINRA".

(a) The underwriter also serves as underwriter or distributor for the following investment companies:  Williamsburg Investment Trust, The Investment House Funds, The Berwyn Funds, Hussman Investment Trust, TFS Capital Investment Trust, Schwartz Investment Trust, Papp Investment Trust, Profit Funds Investment Trust, AlphaMark Investment Trust, Stralem Fund, Piedmont Investment Trust, CM Advisors Family of Funds, Gardner Lewis Investment Trust, Ultimus Managers Trust, The First Western Funds Trust, The Cutler Trust and WST Investment Trust.

(b) The Directors and Officers of the underwriter are as follows:

Name	Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Robert G. Dorsey	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	President/Managing Director	Vice President
Mark J. Seger	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Treasurer/Managing Director	Treasurer
Stephen L. Preston	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Chief Compliance Officer	Assistant Vice President/AML Compliance Officer
Wade R. Bridge	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Vice President	Assistant Secretary
Craig J. Hunt	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Vice President	None

Jeffrey D. Moeller	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Vice President	None
Tina H. Bloom	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Vice President	Secretary
Kristine M. Limbert	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Vice President	None
Douglas K. Jones	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Vice President	None
Nancy A. Aleshire	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246	Vice President	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 188 West Northern Lights Boulevard, Suite 920, Anchorage, AK 99503, and/or by the Registrant’s investment adviser at 9200 Sunset Boulevard, Los Angeles, CA 90069, and/or at the Registrant’s sub-advisor at 3175 Oregon Pike, Leola, PA 17540, and/or by the Registrant's transfer agent, fund accounting agent and administration service provider at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and/or at the Registrant’s custodian at the addresses disclosed in the Statement of Additional Information filed herewith.

Item 34. Management Services. Not applicable.

Item 35. Undertakings.

(1)  Aspiration Fund Adviser, LLC (the “Adviser”) will disclose to the Trust’s Board of Trustees the amount of aggregate investment advisory fees it receives from clients.

(2)  The aggregate amount of advisory fees received by the Adviser will be disclosed in the 15(c) discussion in the Fund’s shareholder reports.

(3)  Any change to the advisory fee structure with respect to client investments in the Fund will be implemented by amending the Investment Advisory Agreement between the Adviser and the Fund in accordance with Section 15 of the 1940 Act.

(4)  The Adviser will permit clients to invest new money in the Fund even if the investor continues to pay an advisory fee of 0.00%, until such time as the shareholders of the Fund have approved a change in the Fund’s fee structure that imposes an advisory fee.

(5)  The Adviser will provide to investors information about the range of fees voluntarily paid by other investors in the Fund.

(6)  The Adviser will provide to investors information about advisory fees paid by other funds in the Fund’s industry peer group.

(7)  The advisory fee structure will be described in the Adviser’s Form ADV.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 19th day of June, 2014.

Aspiration Funds

By:	/s/ Joseph N. Sanberg
Joseph N. Sanberg, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph N. Sanberg	Trustee	June 19, 2014
Joseph N. Sanberg

/s/ Mark J. Seger	Treasurer	June 19, 2014
Mark J. Seger

*	Trustee	June 19, 2014
Xavier A. Gutierrez

*	Trustee	June 19, 2014
Jack H. Jacobs

/s/ Tina H. Bloom
Tina H. Bloom
*Attorney-in-Fact
June 19, 2014

Exhibit Index
1.	Amended and Restated Declaration of Trust	Ex. 99.28.a.1
2.	Investment Advisory Contract	Ex. 99.28.d.1
3.	Sub-Advisory Contract	Ex. 99.28.d.2
4.	Distribution Agreement	Ex. 99.28.e
5.	Custody Agreement	Ex. 99.28.g
6.	Transfer Agent and Shareholder Services Agreement	Ex. 99.28.h.1
7.	Fund Accounting Agreement	Ex. 99.28.h.2
8.	Administration and Compliance Agreement	Ex. 99.28.h.3
9.	Expense Limitation Agreement	Ex. 99.28.h.4
10.	Subscription Agreement between the Trust and the Initial Investor	Ex. 99.28.l
11.	Rule 12b-1 Plan	Ex. 99.28.m
12.	Rule 18f-3 Plan	Ex. 99.28.n
13.	Code of Ethics of the Registrant	Ex. 99.28.p.1
14.	Code of Ethics of the Adviser	Ex. 99.28.p.2
15.	Code of Ethics of the Principal Underwriter	Ex. 99.28.p.3
16.	Code of Ethics of the Sub-Advisor	Ex. 99.28.p.4
17.	Powers of Attorney	Ex. 99.28.q